Apricus Biosciences, Inc. (NASDAQ: APRI) Corporate Presentation November 19, 2013

Apricus' Forward-Looking Statement Safe Harbor Statements under the Private Securities Litigation Reform Act, as amended: with the exception of the historical information contained in this release, the matters described herein contain forward- looking statements that involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of the Company, including, but not limited to: its ability to further develop its product Vitaros® for erectile dysfunction, such as the room temperature version of Vitaros®, and product candidate Femprox® for Female Sexual Interest / Arousal Disorder among others; to have its product and product candidates receive additional patent protection and be approved by relevant regulatory authorities in Europe, the United States, Canada and in other countries , such as additional national phase approvals for Vitaros® in the remaining CMS territories and guidance on approval of Femprox®; our ability to enter into new licenses and partnering agreements; the ability of our partners such as Abbott, Takeda, Sandoz, Bracco and Majorelle to launch Vitaros® in any market, and our ability to realize revenue under existing license agreements; and to achieve its other development, commercialization and financial goals, including the manufacture and launch of Vitaros®. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K as initially filed and Form 10-K/A as amended, subsequent quarterly reports filed on Form 10-Q and other filings made with the SEC. Copies of these reports are available from the SEC's website or without charge from the Company. 2

• Our vision is to be a leader in the development and commercialization of innovative products that improve sexual health • Our strategy is to develop and seek regulatory approval for our products and commercialize those products in major global markets by establishing partnerships with leading pharmaceutical companies “The right strategy for the right products” Our Vision and Strategy 3

Apricus Overview • Pharmaceutical company headquartered in San Diego, CA • Focused on development of prescription sexual health products • Disciplined leadership focused on execution – Experienced management team with solid regulatory, manufacturing, development and business development capabilities • Lead Products / Product Candidates: • Vitaros® - Topical Treatment for Erectile Dysfunction (“ED”) – Approved in Europe and Canada for entire ED patient population – Existing commercial partnerships with Abbott, Takeda, Sandoz, Majorelle, and Bracco – Partnering negotiations for un-licensed territories underway and expected to close in Q4 2013 • Femprox® - Topical Treatment for Female Sexual Interest / Arousal Disorder – Completed one successful Phase III proof-of-concept trial in China and moving towards additional late-stage trials – End of Phase II meeting with FDA completed with clear U.S. pathway secured – Seeking EU advice in Q1 2014 to determine if a “fast-track” regulatory path is possible – Strategic focus on developing and licensing Femprox® throughout the world 4

Executing on our Strategy in 2013  European approval received for Vitaros® Cream for ED in June 2013  National Phase approvals received in UK, Germany, Sweden, Netherlands and Ireland beginning in July 2013  Production orders placed by licensee partners  Additional Vitaros® license agreement executed for France  Femprox® End of Phase 2 FDA Meeting guidance received in late September 2013  Strengthened balance sheet in 2013 including equity financings ($16.6M) and divestiture of non-core assets ($5.7M) 5

Looking Forward • Remaining DCP National Phase Approvals expected for France, Italy, Spain, Belgium and Luxembourg in Q4 2013 through Q1 2014 • Vitaros® partnering process on track • Comprehensive partnering process underway with multiple interested parties competing for rights in un-licensed territories • Currently negotiating with licensee targets and expect to announce one or more additional partnerships in Q4 2013 • Vitaros® launches by commercialization partners throughout 2014 • Finalize Femprox® strategy and initiate partnering discussions in early 2014 6

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• Vitaros® (alprostadil/DDAIP.HCl) for the treatment of erectile dysfunction – Only topical delivered treatment for erectile dysfunction – Approved in Canada and Europe (under DCP) – Available in a single use 220 and 330 mcg dispenser – Refrigeration required (2C - 8C) with 18 month shelf-life in EU • Significant efficacy and safety profile including difficult to treat populations – Studied in over 3,300 patients – Rapid onset (generally 5-15 minutes) – Addresses diabetics, hypertensives, patients with cardiac issues or on nitrates/alpha blockers, prostatectomy patients and PDE-5 (e.g. Viagra®) failures • Strong IP Estate: issued patents through 2026 and patent applications filed for extended protection through 2032 • Second generation dispenser in development – No refrigeration required – Targeting 24+ month shelf-life – Key driver of market growth and expansion 8

# Vitaros® - Targeting the Untreated

**Vitaros® is a non-PDE-5 treatment for patients who:**

- Want a faster acting and on-demand treatment
- Patients who prefer a locally acting treatment instead of an oral treatment
- Are contraindicated due to medications or concurrent diseases (18%[1])
- Are healthy enough to take the PDE5 inhibitors but quit taking them because they are non-responders (20%[1,3]) and
- Drop out after initial prescription (31%[2]) or drop out after 3 years from start (48%[2])

## ED Market Segmentation



PDE5 Market
Contraindicated Patients
Non-Responders
Other Dropouts
11%
20%
51%
18%

1. *D2 Market Research, June 2007*
2. *Sato Y et al, How long do patients with erectile dysfunction continue to use sildenafil citrate? International Journal of Urology. (2007) 14, 339-342*
3. *Carvalheira AA, Pereira NM, Maroco J, and Forjaz V. Dropout in the treatment of erectile dysfunction with PDE5: A study on predictors and a qualitative analysis of reasons for discontinuation. J Sex Med 2012;9:2361–2369*

APRICUS

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Commercial Partnerships with Large Pharmaceutical Companies

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Femprox® Overview • Femprox® (alprostadil/DDAIP.HCl) for the treatment of Female Sexual Interest/Arousal Disorder (FSIAD) – Topical, on-demand route of administration – Increases blood flow to the genitals - this is recognized as a major component of sexual arousal – Favorable safety and tolerability profile – No drug related serious adverse events were reported • Attractive Market Opportunity – Over 53 million women (44.2%) in the U.S. over 18 have some type of sexual1 dysfunction – 31 million women (26.1%) in the U.S. over age 18 have arousal problems1 – No product currently approved in the U.S. for FSIAD • Efficacy and safety demonstrated in ~400-patient Proof Of Concept Study − Femprox met all primary and secondary endpoints and resulted in statistically significant and clinically relevant response compared to placebo − Seven clinical studies completed to date • Strong IP Estate: issued patents through 2026 and patent applications filed for extended protection through 2032 • Confirming Development Strategy and Initiating Partnering Activities − End of Phase 2 meeting with FDA completed in August 2013 − Obtaining European Guidance in Q1 2014 − Initiating licensing process in early 2014 1US Census Bureau 2010 American Community Survey (121,078,439 women >18 US); Shrifren JL, et al. Obstet Gynecol.2008; 112:970-978 12

Financial Snapshot • NASDAQ: APRI • Shares outstanding: 37.5M† • Shares fully-diluted: 46.5M† • Market Cap: ~$75M‡ • Cash position: $20.6M† • Cash runway into 2015 based upon our current operating plan † As of Sept. 30, 2013 ‡ As of Nov. 15, 2013 13

Why Invest In APRI? • Innovative Product Line – Unique products that improve male and female sexual health • Focused Business Strategy – Develop late stage products focused on sexual health – Obtain regulatory approvals for our products – Establish commercialization partnerships with leading pharmaceutical companies – Generate licensing, milestone, and royalty revenue • Disciplined and Experienced Management Team • Near-Term Value-Creating Milestones – National Phase Vitaros Approvals in Q4 2013 and into Q1 2014 – Additional Vitaros Partnerships in Q4 2013 – Vitaros Product Launches throughout 2014 – Femprox Strategic Plan and Partnering Initiative in early 2014 14

For further information, please contact: Steve Martin, SVP & CFO ir@apricusbio.com +1-858-222-8041 Lourdes Catala, Argot Partners lourdes@argotpartners.com +1-646-439-0410 Apricus Biosciences, Inc. 11975 El Camino Real, Suite 300 San Diego, CA 92130 15